United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 29, 2021
Date of Report (Date of earliest event reported)

American Acquisition Opportunity Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40233	86-1599759
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12115 Visionary Way Fishers, Indiana	46038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 855-9926

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Redeemable Warrant	AMAOU	The Nasdaq Capital Market LLC
Common Stock, par value $0.0001 per share	AMAO	The Nasdaq Capital Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	AMAOW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On April 29, 2021, the Audit Committee of the Board of Directors of American Acquisition Opportunity Inc. (or the “Company”) approved the dismissal of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm.

The reports of Marcum on the Company’s financial statements as of January 22, 2021 and for the period January 20, 2021 through January 22, 2021 and the Company’s balance sheet as of March 22, 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph relating to the Company’s ability to continue as a going concern.

During the period January 20, 2021 through January 22, 2021 through the date of termination, April 29, 2021, there were no “disagreements” with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Marcum would have caused Marcum to make reference thereto in its reports on the consolidated financial statement for such years. During the period January 20, 2021 through January 22, 2021 and through April 29, 2021, there have been no “reportable events” (as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Registration S-K).

The Company provided Marcum with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested Marcum furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Marcum agrees with the statements related to them made by the Company in this report. A copy of Marcum’s letter dated May 4, 2021 is attached as Exhibit 16.1 to this report.

(b) Newly Engaged Independent Registered Public Accounting Firm

On April 29, 2021, the Audit Committee approved the appointment of BF Borgers CPA, PC (“BF Borgers”) as the Company’s new independent public accounting firm, effective immediately. Prior to engaging BF Borgers, neither the Company, nor anyone on its behalf, consulted BF Borgers regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by BF Borgers that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(b) On May 1, 2021, Marcum informed management of its conclusion that the Company’s (i) audited balance sheet dated March 22, 2021, that was filed with the SEC as an Exhibit to a Current Report on Form 8-K filed on March 29, 2021, (ii) the unaudited pro forma balance sheet dated March 22, 2021 that was filed on April 6, 2021 reflecting the partial exercise of over-allotment option by the underwriters (“Underwriters”) of the Company’s initial public offering, (collectively the “Affected Period Financial Statements”) should no longer be relied upon due to the continued research regarding how the Company accounted for its outstanding warrants to purchase shares of Class A common stock, par value $0.0001 per share of the Company (“Class A Common Stock”). The Company has issued 5,253,001 warrants to purchase shares of its Class A Common Stock at $11.50 per share, which were included in the units sold in the Company’s initial public offering (the “Public Warrants”) and 3,701,621 warrants to purchase shares of Class A Common Stock at $11.50 per share, which were sold in a private placement (the “Private Placement Warrants”). In each case, the total number of warrants includes those issued due to the partial exercise of the underwriters’ over-allotment option. The Company had been accounting for the Warrants as components of equity instead of as liabilities.

On April 12, 2021, the Staff at the U.S. Securities and Exchange Commission (the “SEC”) issued a statement (the “Statement”) discussing the accounting implications of certain terms that are common in warrants issued by special purpose acquisition companies (“SPACs”). In light of the Statement, the Company’s management evaluated the terms of the Warrant Agreement entered into in connection with the Company’s initial public offering and concluded that the Company’s Public Warrants and Private Placement Warrants (together, the “Warrants”) include provisions (the “Extraordinary Transaction Provisions”) that, based on the Statement, preclude the Warrants from being classified as components of equity. As a result, the Company is required to classify the Warrants as liabilities in the Affected Period Financial Statements. Under this accounting treatment, the Company is required to measure the fair value of the Warrants at the end of each reporting period and recognize changes in the fair value from the prior period in the Company’s operating results for the current period.

While the Company is still in the process of obtaining a valuation of the Warrants, in connection with its termination as independent auditor, Marcum stated that it was its belief the impact will be material thereby requiring a restatement of the previously-issued financial statements. As such, Marcum stated that the previously-issued financial statements should no longer be relied upon.

The Company has provided Marcum with a copy of this disclosure. Attached as Exhibit 16.2 is a letter dated May 4, 2021 from Marcum regarding the disclosure.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter Dated May 4, 2021 from Marcum LLP
16.2	Letter Dated May 4, 2021 from Marcum LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2021	AMERICAN ACQUISITION OPPORTUNITY INC.

By:_/s/ Mark C. Jensen_________________
Name: Mark C. Jensen
Title: Chief Executive Officer